EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Atlas Therapeutics Corporation (the “Company”) for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J.B. Bernstein, Chief Executive Officer and Principal Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2011

By:          /s/ J.B. Bernstein
J.B. Bernstein
Chief Executive Officer
                (Principal Executive Officer
                and Principal Financial Officer)